UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                        September 13, 2004

COLLEGIATE PACIFIC INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17293	22-2795073
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

13950 Senlac Drive, Suite 100, Dallas, Texas		75234
(Address of Principal Executive Offices)		(Zip Code)

(972) 243-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
Roth Capital Growth Company Conference Presentation Materials

Item 7.01. Regulation FD Disclosure.

     As disclosed in Collegiate Pacific’s August 9, 2004, press release, the company is scheduled to make a presentation at the Roth Capital Growth Company Conference on Tuesday, September 14, 2004. A copy of the company’s presentation materials for that conference is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01. Collegiate Pacific will send the attached presentation materials to any investor that requests a copy, free of charge, by calling the company’s investor relations department at 888.566.8966 or by sending a written request by telecopy to 888.455.3551.

     The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Further, the information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of Collegiate Pacific Inc. under the Securities Act of 1933, as amended.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 13, 2004	COLLEGIATE PACIFIC INC.
	By:	/s/ William R. Estill
William R. Estill, Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1*	Roth Capital Growth Company Conference Presentation Materials

*	Furnished and not filed.